UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024

PROTAGONIST THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37852	98-0505495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Protagonist Therapeutics, Inc.

7707 Gateway Blvd., Suite 140

Newark, California 94560-1160

(Address of principal executive offices, including zip code)

(510) 474-0170

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	PTGX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On June 20, 2024, Protagonist Therapeutics, Inc., a Delaware corporation (the “Company”), held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on April 24, 2024, the record date for the Annual Meeting, there were 58,643,133 shares of common stock, par value $0.00001 per share (the “Common Stock”), entitled to vote at the meeting.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), to increase the number of authorized shares of Common Stock from 90,000,000 to 180,000,000, which also has the effect of increasing the total number of authorized shares from 100,000,000 to 190,000,000 (the “Amendment”).

On June 21, 2024, the Company filed a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware to effect the Amendment, which became effective immediately upon such filing.

The foregoing description of the Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders voted on the four proposals listed below. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 26, 2024. The results of the proposals voted upon at the Annual Meeting were:

Proposal 1 — To elect the three Class II director nominees to hold office until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Each of the three nominees was so elected, with the votes thereon as follows:

	Final Voting Results
Nominee	For	Withheld	Broker Non-Votes
Sarah A. O’Dowd	23,937,874	19,687,632	6,186,924
William D. Waddill	40,485,630	3,139,876	6,186,924
Lewis T. “Rusty” Williams, M.D., Ph.D.	41,412,428	2,213,078	6,186,924

Proposal 2 — To approve, on an advisory basis, the compensation of the Company’s named executive officers. This proposal was approved by the requisite vote, with the votes thereon as follows:

Final Voting Results
For	Against	Abstentions	Broker Non-Votes
33,929,884	9,335,699	359,923	6,186,924

Proposal 3 — To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2024. This proposal was approved by the requisite vote, with the votes thereon as follows:

Final Voting Results
For	Against	Abstentions	Broker Non-Votes
49,293,711	115,292	403,427	--

Proposal 4 — To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 90,000,000 to 180,000,000. This proposal was approved by the requisite vote, with the votes thereon as follows:

Final Voting Results
For	Against	Abstentions	Broker Non-Votes
47,200,237	278,523	2,333,670	--

No other matters were submitted for stockholder action.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Protagonist Therapeutics, Inc.

104	The cover page from the Company’s Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Protagonist Therapeutics, Inc.

Dated: June 26, 2024

	By:	/s/ Asif Ali
Asif Ali
Executive Vice President, Chief Financial Officer